1997 SEMIANNUAL REPORT


IDS
Global
Balanced Fund

(icon of) scale of globes

The goal of IDS Global Balanced Fund, a part of IDS Global Series, Inc., is to provide a balance of growth of capital and current income.




         Distributed by American Express Financial Advisors Inc., Member SIPC

(icon of) scale of globes

An international blend

IDS Global Balanced Fund offers a logical first step for investors who want to have some exposure to foreign markets, but also want to avoid the greater volatility of a portfolio consisting of only foreign stocks.

Contents

From the president                           3
From the portfolio managers                  3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   20
Board members and officers                  27
IDS mutual funds                            28

 To our shareholders


      From the president

      If you're an experienced investor, you know that the past two years have been unusually strong ones in many financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

      That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.




      William R. Pearce
      (picture of) William Pearce
      William R. Pearce
      President of the Fund



      From the portfolio managers

      It was a mixed environment for global investors during the past six months. IDS Global Balanced Fund's performance in its initial reporting period -- November 13, 1996, through April 30, 1997 -- reflected the conditions as it registered a total return of (0.7%) for Class A shares.

      As might be expected, much of the first few months of the period was spent investing incoming assets. By February, most of the money had been invested in stocks (60%) and bonds (31%), with the rest remaining in cash-equivalent holdings. Ultimately, we expect to have an ongoing mix of about 65% stocks and 35% bonds. On a country basis, the largest exposure was to the U.S., followed by the United Kingdom, Japan, France and Italy. At period-end the Fund held 58.8% common stocks and 25.3% bonds.

      Ups and downs in the U.S.

      Looking at country performance, the U.S. stock market, supported by good economic growth, healthy corporate profits and mild inflation, moved up smartly through the winter. But by early March, an increase in long-term interest rates started taking a toll that ended in nearly a 10% decline four weeks later. The U.S. bond market also got off to a good start, but by early December, it too was in a retreat that, aside from an upturn in February, lasted nearly through the end of the period.

      Overseas, Europe enjoyed generally good securities performance, but its returns to U.S.-based investors were hurt by declines in local currencies, particularly the German mark. Returns from Japan suffered from a weak currency as well. To mitigate that trend, we "hedged" some of the currencies -- a strategy that reduces the effect of currency value fluctuations on Fund performance.

      Small markets strong

      The strongest markets overall were the so-called "emerging" markets in less-developed parts of the world, such as Southeast Asia and Latin America. The latter group, which includes Mexico, Argentina and Brazil, was particularly strong. Although we had only a small exposure to these markets, their sharp stock and bond gains did enhance Fund performance.

      As for the rest of 1997, we think the worldwide investment outlook is largely favorable. Perhaps the most positive factor is low, or at least declining, inflation in most countries. Beyond that, Europe, while it's still experiencing a weak economy, has begun to undergo corporate restructuring -- a trend that has been a boon to stock values of U.S. companies in recent years. Among the emerging markets, Latin America continues to enjoy advancing securities prices. And in the U.S., while the possibility of higher interest rates may keep stocks and bonds off balance at times, the underpinnings for potential longer-term gains remain in place.



      William Westhoff
      (picture of) William Westhoff
      William Westhoff
      Portfolio manager




      Ray Goodner
      (picture of) Ray Goodner
      Ray Goodner
      Portfolio manager

Class A
 Nov. 13, 1996* - April 30, 1997

(All figures per share)

Net asset value (NAV)

April 30, 1997      $    4.93
Nov. 13, 1996*      $    5.00
Decrease            $    0.07

Distributions
Nov. 13, 1996* - April 30, 1997

From income         $    0.03
From capital gains  $     --
Total distributions$     0.03

Total return**          -0.7%

Class B
 Nov. 13, 1996* - April 30, 1997

(All figures per share)

Net asset value (NAV)

April 30, 1997      $    4.92
Nov. 13, 1996*      $    5.00
Decrease            $    0.08

Distributions
Nov. 13, 1996* - April 30, 1997

From income         $    0.02
From capital gains  $     --
Total distributions$     0.02

Total return**          -1.1%

Class Y
 Nov. 13, 1996* - April 30, 1997

(All figures per share)

Net asset value (NAV)

April 30, 1997      $    4.93
Nov. 13, 1996*      $    5.00
Decrease            $    0.07

Distributions
Nov. 13, 1996* - April 30, 1997

From income         $    0.03
From capital gains  $     --
Total distributions$     0.03

Total return**          -0.7%


  *Inception date.
 **The prospectus  discusses the effect of sales charges,  if any, on the various classes.
***The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings

                                          Percent                        Value
                            (of Fund's net assets)       (as of April 30, 1997)

       U.S. Treasury                        5.69%                   $1,307,361
       7.50% 2001-2016

       U.S. Treasury                        4.69                     1,077,857
       5.00% 1999

       Banque Nationale de Paris (France)   1.71                       392,496

       SGL Carbon (Germany)                 1.60                       368,266

       Adidas (Germany)                     1.53                       351,877

       United Overseas Bank (Singapore)     1.47                       338,238

       U.K. Treasury (United Kingdom)       1.46                       335,867
       8.00% 2003

       Philips Electronics (Netherlands)    1.46                       335,179

       Credito Italiano (Italy)             1.39                       320,995

       Govt of Canada (Canada)              1.37                       314,656
       8.00% 2023

       Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.


       (icon of) pie chart
       The ten holdings listed here make up 22.37% of the Fund's net assets



      Financial statements


      Statement of assets and liabilities
      IDS Global Balanced Fund
      April 30, 1997



                                  Assets
                                                                                                   (Unaudited)
 Investments in securities, at value (Note 1)
      (identified cost $22,922,037)                                                                $22,947,890
 Cash in bank on demand deposit                                                                        333,463
 Dividends and accrued interest receivable                                                             173,180
 Receivable for investment securities sold                                                             156,542
 Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                       15
 Organizational cost                                                                                        44
                                                                                                            --
 Total assets                                                                                       23,611,134
                                                                                                    ----------

                                  Liabilities

 Payable for investment securities purchased                                                           529,985
 Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                      992
 Accrued investment management services fee                                                                485
 Accrued distribution fee                                                                                  171
 Accrued service fee                                                                                       107
 Accrued transfer agency fee                                                                               100
 Accrued administrative services fee                                                                        37
 Other accrued expenses                                                                                 93,438
                                                                                                        ------
 Total liabilities                                                                                     625,315
                                                                                                       -------
 Net assets applicable to outstanding capital stock                                                $22,985,819

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                          $     46,634
 Additional paid-in capital                                                                         22,984,440
 Undistributed net investment income                                                                    14,357
 Accumulated net realized loss                                                                         (82,468)
 Unrealized appreciation of investments and on translation
      of assets and liabilties in foreign currencies (Note 1)                                           22,856
                                                                                                        ------
 Total-- representing net assets applicable to outstanding capital stock                           $22,985,819
                                                                                                   ===========
 Net assets applicable to outstanding shares:             Class A                                  $14,469,672
                                                          Class B                                 $  8,515,156
                                                          Class Y                                 $        991
 Net asset value per share of outstanding capital stock:  Class A shares     2,933,745            $       4.93
                                                          Class B shares     1,729,438            $       4.92
                                                          Class Y shares           201            $       4.93

See accompanying notes to financial statements.



      Statement of operations
      IDS Global Balanced Fund
      For the period from Nov. 13, 1996
      (commencement of operations) to April 30, 1997


                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends (net of foreign taxes withheld of $6,928)                                                  $ 49,491
 Interest (net of foreign taxes withheld of $468)                                                      146,953
                                                                                                       -------
 Total income                                                                                          196,444
                                                                                                       -------
 Expenses (Note 2):
 Investment management services fee                                                                     41,436
 Distribution fee -- Class B                                                                            14,095
 Transfer agency fee                                                                                    12,901
 Incremental transfer agency fee-- Class B                                                                 327
 Service fee
      Class A                                                                                            5,888
      Class B                                                                                            3,289
 Administrative services fees and expenses                                                               3,147
 Compensation of board members                                                                           2,763
 Compensation of officers                                                                                   75
 Custodian fees                                                                                         75,548
 Postage                                                                                                 7,745
 Registration fees                                                                                      71,247
 Reports to shareholders                                                                                 3,521
 Audit fees                                                                                              5,141
 Other                                                                                                   1,063
                                                                                                         -----
 Total expenses                                                                                        248,186
      Less expenses voluntarily reimbursed by AEFC (Note 2)                                           (153,571)
                                                                                                      --------
                                                                                                        94,615
      Earnings credits on cash balances (Note 2)                                                        (1,259)
                                                                                                        ------
 Total net expenses                                                                                     93,356
                                                                                                        ------
 Investment income-- net                                                                               103,088
                                                                                                       -------

                                  Realized and unrealized gain (loss) -- net

 Net realized loss on security and foreign currency transactions
      (including loss of $2,146 from foreign currency transactions) (Note 3)                           (82,468)
 Net change in unrealized appreciation or depreciation of investments and on
      translation of assets and liabilities in foreign currencies                                       22,856
                                                                                                        ------
 Net loss on investments and foreign currencies                                                        (59,612)
                                                                                                       -------
 Net increase in net assets resulting from operations                                                 $ 43,476
                                                                                                      ========

 See accompanying notes to financial statements.



                                                     Financial statements


      Statement of changes in net assets
      IDS Global Balanced Fund
      For the period from Nov. 13, 1996
      (commencement of operations) to April 30, 1997


                                  Operations and distributions

                                                                                                  (Unaudited)
 Investment income-- net                                                                         $     103,088
 Net realized loss on investments and foreign currencies                                               (82,468)
 Net change in unrealized appreciation or depreciation of investments
      and on translation of assets and liabilities in foreign currencies                                22,856
                                                                                                        ------
 Net increase in net assets resulting from operations                                                   43,476
                                                                                                        ------
 Distributions to shareholders from:
      Net investment income
          Class A                                                                                      (62,421)
          Class B                                                                                      (26,303)
          Class Y                                                                                           (7)
                                                                                                            --
 Total distributions                                                                                   (88,731)
                                                                                                       -------

                                  Capital share transactions (Note 4)

 Proceeds from sales
      Class A shares (Note 2)                                                                       14,849,149
      Class B shares                                                                                 8,759,290
 Reinvestment of distributions at net asset value
      Class A shares                                                                                    60,489
      Class B shares                                                                                    26,200
      Class Y shares                                                                                         7
 Payments for redemptions
      Class A shares                                                                                  (411,950)
      Class B shares (Note 2)                                                                         (255,111)
                                                                                                      --------
 Increase in net assets from capital share transactions                                             23,028,074
                                                                                                    ----------
 Total increase in net assets                                                                       22,982,819
 Net assets at beginning of period (Note 1)                                                              3,000
                                                                                                         -----
 Net assets at end of period (including undistributed
      net investment income of $14,357)                                                            $22,985,819
                                                                                                   ===========

 See accompanying notes to financial statements.


      Notes to financial statements


      IDS Global Balanced Fund
      (Unaudited as to April 30, 1997)

1. Summary of significant accounting policies


IDS Global Balanced Fund (a series of IDS Global Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. IDS Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. On Nov. 12, 1996, American Express Financial Corporation (AEFC) invested $3,000 in the Fund which represented 200 shares for Class A, Class B and Class Y. Operations commenced on Nov. 13, 1996.

The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy or sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends declared and paid each calendar quarter from net investment income are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

At April 30, 1997, AEFC owned 201 shares of Class Y.

2. Expenses and sales charges

The Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.79% to 0.67% annually.

Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees, and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

oClass A $15
oClass B $16
oClass Y $15

The Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $194,838 for Class A and $21 for Class B for the period ended April 30, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

AEFC has agreed to waive certain fees and to absorb certain other of the Fund's expenses until Oct. 31, 1997. Under this agreement, the Fund's total expenses will not exceed 1.50% for Class A, 2.26% for Class B and 1.33% for Class Y of the Fund's average daily net assets.

During the period ended April 30, 1997, the Fund's custodian and transfer agency fees were reduced by $1,259 as a result of earnings credits from overnight cash balances.

3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $21,584,916 and $2,180,344, respectively, for the period from Nov. 13, 1996 to April 30, 1997. Realized gains and losses are determined on an identified cost basis.

4. Capital share transactions

Transactions in shares of capital stock for the period indicated is as follows:


                                    Period ended April 30, 1997*
                                Class A              Class B             Class Y

      Sold                    3,005,076            1,775,899                  --

      Issued for reinvested      12,293                5,330                   1
        distributions

      Redeemed                  (83,824)             (51,991)                 --
                                -------              -------

      Net increase              2,933,545            1,729,238                 1

    * Inception date was Nov. 13, 1996.

5. Foreign currency contracts

At April 30, 1997, the Fund had entered into eight foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation (see Summary of
significant   accounting  policies)  on  these  contracts  is  included  in  the accompanying financial statements. The terms of the open contracts are as follows:

 Exchange date     Currency to      Currency to    Unrealized     Unrealized
                  be delivered      be received   appreciation   depreciation

 May 2, 1997         58,683           36,255            $--          $108
                   U.S. Dollar     British Pound

 May 2, 1997           355              455             --              1
                   U.S. Dollar   Australian Dollar

 May 2, 1997         21,431           41,555            --             95
                   U.S. Dollar     Dutch Guilder

 May 5, 1997         37,404           72,863             7             --
                   U.S. Dollar     Dutch Guilder

 May 6, 1997         13,564            8,358            --             20
                   U.S. Dollar     British Pound

 May 6, 1997         38,371           23,527            --            243
                   U.S. Dollar     British Pound

 May 7, 1997         148,942          215,605            8             --
                   U.S. Dollar   Singapore Dollar

 May 14, 1997        54,183          6,800,000          --            525
                   U.S. Dollar     Japanese Yen
                                                       $15           $992

6. Financial highlights

The tables below show certain important financial information for evaluating the Fund's results.

                     Period ended April 30,
                     Per share income and capital changesa


                                         Class A              Class B              Class Y

                                           1997b                1997b                1997b

Net asset value,                           $5.00                $5.00                $5.00
beginning of period

                                    Income from investment operations:

Net investment income                        .30                  .29                  .30

Net gains (both                             (.34)                (.35)                (.34)
realized and unrealized)

Total from investment operations            (.04)                (.06)                (.04)

                                    Less distributions:

Dividends from net investment income        (.03)                (.02)                (.03)

Net asset value,                            4.93                 4.92                 4.93
end of period

                                    Ratios/supplemental data

                                          Class A              Class B              Class Y
                                            1997b                1997b                1997b

Net assets, end of                           $14                   $9                   --
period (in millions)

Ratio of expenses to                       1.50%c,f             2.26%c,f             1.17%c,f
average daily net assetsd

Ratio of net income to                     2.22%c               1.47%c               2.44%c
average daily net assets

Portfolio turnover rate                      20%                  20%                  20%
(excluding short-term
securities)

Total returne                              (0.7%)               (1.1%)               (0.7%)

Average brokerage                         $.0310               $.0310               $.0310
commission rateg

aFor a share outstanding throughout the period.  Rounded to the nearest cent.
bPeriod from Nov. 13, 1996 (inception date) to April 30, 1997 (Unaudited).
cAdjusted to an annual basis.
dExpense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
eTotal return does not reflect payment of a sales charge.
fDuring the period from Nov. 13, 1996 to April 30, 1997, AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 4.43%, 5.20% and 4.36% for Class A, B, and Y, respectively.
gThe Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

 Investments in securities


      IDS Global Balanced Fund
      April 30, 1997 (Unaudited)

                                               (Percentages represent value of
                                           investments compared to net assets)

Common stocks (58.8%)
Issuer                       Shares        Value(a)

 Australia (0.8%)

 Banks and savings & loans (0.3%)
 Westpac Banking             12,000        $ 64,682


 Energy (0.3%)
 Woodside Petroleum           7,300          58,082


 Metals (0.2%)
 WMC                          9,072          53,782


 Brazil (0.8%)

 Utilities -- telephone
 Telecomunicacoes
    Brasileiras- Telebras ADR 1,600         183,600

 Canada (1.2%)

 Multi-industry conglomerates (0.4%)
 Bombardier                   5,000(b)      100,949


 Utilities -- telephone (0.8%)
 BCE Mobile Communications    6,000(b)      184,714


 France (5.8%)

 Automotive & related (0.8%)
 Michelin                     3,440         192,201


 Banks and savings & loans (1.7%)
 Banque Nationale de Paris    9,200         392,496


 Computers & office equipment (0.3%)
 Dassault Systems             1,100(b)       67,547


 Electronics (0.8%)
 SGS-THOMSON Microelectronics 2,400(b)      185,042


 Energy (1.9%)
 Elf Acquitaine               2,265(b)      219,650
 Total Petroleum              2,520(b)      208,975
 Total                                      428,625


 Leisure time & entertainment (0.3%)
 Accor                          507          72,708


 Germany (4.3%)

 Chemicals (0.9%)
 Bayer                        4,000        $160,000
 Hoechst                      1,138          44,698
 Total                                      204,698


 Metals (1.6%)
 SGL Carbon                   2,640(b)      368,266


 Textiles & apparel (1.5%)
 Adidas                       3,375         351,877


 Utilities -- telephone (0.3%)
 Deutsche Telekom             3,000(b)       65,121


 Hong Kong (2.6%)

 Banks and savings & loans (0.9%)
 HSBC Holdings                8,450(b)      218,035


 Financial services (1.1%)
 Cheung Kong                 14,000(b)      122,894
 New World Development        7,000          40,392
 Sun Hung Kai Properties      8,000(b)       86,749
 Total                                      250,035

 Multi-industry conglomerates (0.6%)
 Hutchinson Whampoa          19,000         141,031


 Italy (3.0%)

 Banks and savings & loans (1.4%)
 Credito Italiano           229,000(b)      320,995


 Energy (0.8%)
 Ente Nazionale Idrocarburi  36,750         186,521


 Textiles & apparel (0.3%)
 Gucci                          790(b)       55,042


 Utilities -- telephone (0.5%)
 Stet Risp                   25,300         119,616


 Japan (5.3%)

 Automotive & related (0.5%)
 Mitsubishi Motors           16,000(b)      110,914

 Beverages & tobacco (0.3%)
 Kirin Brewery                8,000       $  69,321

 Electronics (1.7%)
 Fujitsu                      5,000(b)       51,991
 Ibiden                       5,000(b)       65,777
 Mitsumi Electric             3,000(b)       63,098
 NEC 5,000(b)                61,050
 TDK 2,000(b)               144,157
 Total                                      386,073

 Media (0.9%)
 Dai Nippon Printing          2,000(b)       36,079
 Sony                         1,100(b)       80,066
 Tokyo Broadcasting Systems   6,000(b)       93,584
 Total                                      209,729

 Metals (0.4%)
 Sumitomo Metal & Mining     41,000(b)      102,060


 Multi-industry conglomerates (0.3%)
 Secom                        1,000(b)       59,475


 Paper & packaging (0.4%)
 Uni-Charm                    3,000(b)       91,930


 Real estate (0.3%)
 Tokyu Land                  23,000(b)       72,472


 Retail (0.3%)
 Takashiyama                  6,000(b)       67,116


 Utilities -- electric (0.1%)
 Sumitomo Electric            2,000(b)       27,098


 Utilities -- telephone (0.1%)
 Nippon Comsys                3,000(b)       34,267


 Malaysia (1.3%)

 Banks and savings & loans (0.8%)
 Malayan Banking             17,000(b)      169,289


 Multi-industry conglomerates (0.1%)
 Renong                      23,000(b)       31,461


 Utilities -- electric (0.4%)
 Tenaga Nasional             21,000(b)       97,032

 Mexico (0.5%)

 Building materials & construction (0.2%)
 Cemex ADR                    3,500(b)    $  26,578
 Cemex                        5,000(b)       18,315
 Total                                       44,893


 Multi-industry conglomerates (0.3%)
 Grupo Industrial            14,000(b)       76,833


 Netherlands (2.9%)

 Chemicals (0.7%)
 Akzo Nobel                   1,345(b)      173,335


 Industrial equipment & services (1.5%)
 Philips Electronics          6,419(b)      335,179


 Insurance (0.7%)
 Ing Groep                    4,010         157,505


 Singapore (2.8%)

 Banks and savings & loans (1.5%)
 United Overseas Bank        36,000(b)      338,238


 Financial services (0.9%)
 City Developments           12,000(b)       96,995
 Wing Tai Holdings           46,000(b)      118,853
 Total                                      215,848


 Transportation (0.4%)
 Straits Steamship           36,000(b)       92,518


 Spain (0.1%)

 Energy
 Repsol                         330(b)       13,836


 Sweden (0.8%)

 Communications equipment & services (0.1%)
 Ericcson (LM) CI B             540          17,071


 Industrial equipment & services (0.7%)
 Asea Brown Boveri AB Cl B   14,000         169,541


 Switzerland (1.4%)

 Financial services (0.3%)
 CS Holdings                    680(b)       76,555
 Health care (1.1%)
 Novartis                        95(b)     $125,120
 Roche Holdings                  14         118,210
 Total                                      243,330


 United Kingdom (9.7%)

 Banks and savings & loans (0.4%)
 Lloyds TSB Group            10,730(b)       98,073


 Building materials & construction (0.3%)
 Redland                     11,360          64,435


 Electronics (0.7%)
 Johnson Matthey              8,720(b)       70,728
 Premier Farnell             11,800(b)       89,591
 Total                                      160,319


 Energy (0.9%)
 Shell Transport & Trading   11,583(b)      204,607


 Health care (1.0%)
 Glaxo Wellcome              11,400         224,191


 Household products (0.7%)
 Unilever                     6,131(b)      161,209


 Insurance (0.5%)
 Sun Alliance Group          13,478(b)      106,700


 Leisure time & entertainment (0.7%)
 Granada Group               11,900(b)      171,636


 Multi-industry conglomerates (1.2%)
 EMI Group                    4,100          81,328
 Siebe                       13,076(b)      193,260
 Total                                      274,588


 Retail (1.1%)
 Great Universal Stores      17,500(b)      180,939
 Harvey Nichols              12,750(b)       64,570
 Total                                      245,509


 Transportation (0.5%)
 NFC 46,000                 106,602


 Utilities -- gas (0.8%)
 BG                          64,149(b)      186,087

 Utilities -- telephone (0.9%)
 British Telecommunications  29,564        $216,798


 United States (15.5%)

 Aerospace & defense (0.9%)
 Boeing                       2,130         210,071


 Airlines (0.7%)
 AMR 1,600(b)               149,000


 Banks and savings & loans (1.0%)
 BankAmerica                  2,000         233,750


 Beverages & tobacco (0.8%)
 Philip Morris                4,770         187,819


 Communications equipment & services (0.9%)
 Motorola                     3,500         200,375


 Computers & office equipment (1.9%)
 Cisco Systems                2,550(b)      131,963
 Electronic Data Systems      2,400          80,100
 Hewlett-Packard              4,200         220,500
 Total                                      432,563

 Electronics (1.1%)
 Intel                        1,700         260,313


 Energy equipment & services (0.5%)
 Schlumberger                 1,100         121,825


 Health care (1.0%)
 Amgen                        3,730(b)      219,604


 Industrial equipment & services (1.0%)
 Illinois Tool Works          2,400         219,300


 Insurance (0.9%)
 American Intl Group          1,620         208,170


 Leisure time & entertainment (0.4%)
 Disney (Walt)                1,240         101,680


 Media (1.1%)
 Interpublic Group of Companies 4,400       249,150


 Multi-industry conglomerates (0.9%)
 General Electric             1,930        $213,989


 Retail (1.1%)
 Walgreen                     5,250         241,500

 Utilities -- telephone (1.3%)
 AirTouch Communications     12,000(b)  $       306,000


 Total common stocks
 (Cost: $13,345,804)                    $13,524,447


Bonds (25.3%)

Issuer                                   Coupon             Maturity                Principal          Value(a)
                                         rate                 year                   amount
 Argentina (1.5%)
 Perez Companc
    (U.S. Dollar)                        9.00  %                2006          $     100,000(d)        $101,250
 Republic of Argentina
    (Japanese Yen)                       5.50                   2001             10,000,000             82,871
 Republic of Argentina
    (U.S. Dollar)                       11.375                  2017                150,000            159,094
 Total                                                                                                 343,215

 Australia (1.1%)
 Govt of Australia
    (Australian Dollar)                 10.00                   2007                125,000            110,737
 Govt of Australia
    (Australian Dollar)                  9.75                   2002                150,000            128,281
 Total                                                                                                 239,018

 Canada (1.4%)

 Govt of Canada
    (Canadian Dollar)                    8.00                   2023                400,000            314,656

 Denmark (0.4%)

 Kingdom of Denmark
    (Danish Krone)                       8.00                   2003                600,000            100,985

 Germany (1.4%)

 Bundes Republic
    (Deutsche Mark)                      7.50                   2004                200,000            129,340
    (Deutsche Mark)                      6.00                   2016                350,000            192,887
 Total                                                                                                 322,227

 Italy (1.7%)

 Republic of Italy
    (Japanese Yen)                       5.00                   2004              5,000,000             46,477
    (Italian Lira)                       8.50                   2004            350,000,000            215,148
    (Italian Lira)                      10.50                   2000            200,000,000            128,140
 Total                                                                                                 389,765


 Mexico (0.7%)

 United Mexican States
    (U.S. Dollar)                        8.00                   2026                150,000            159,094

 Philippines (0.6%)

 Philippine Long Distance Telephone
    (U.S. Dollar)                        8.35                   2017                150,000(d)         138,386


 South Korea (0.3%)
 Korea Development Bank
    (U.S. Dollar)                        7.25                   2006                 75,000             73,735

 Spain (0.4%)

 Govt of Spain
    (Spanish Peseta)                     8.00                   2004             13,000,000             96,430

 Sweden (0.9%)

 Govt of Sweden
    (Swedish Krona)                      8.00                   2007              1,600,000            214,965

 United Kingdom (2.4%)

 U.K. Treasury
    (British Pound)                      7.00                   2002                 75,000            120,860
    (British Pound)                      8.00                   2003                200,000            335,867
    (British Pound)                      9.00                   2000                 50,000             84,929
 Total                                                                                                 541,656


 United States (12.5%)

 Federal Natl Mtge Assn
    (U.S. Dollar)                        7.50                   2027                302,261            299,900
 Morgan (JP)
    (U.S. Dollar)                        4.73                   2012                100,000(c)          97,650
 U.S. Treasury
    (U.S. Dollar)                        5.00                   1999              1,100,000          1,077,857
    (U.S. Dollar)                        7.50                2001-16              1,250,000          1,307,361
 Texas Utilities Electric
    (U.S. Dollar)                        8.175                  2037                100,000             98,525
 Total                                                                                               2,881,293

 Total bonds
 (Cost: $5,957,248)                                                                                  $5,815,425


See accompanying notes to investments in securities.

Other (--%)
Issuer                       Shares        Value(a)

Akzo Nobel
    Warrants                  1,230       $ 10,231


 Total other
 (Cost: $21,198)                          $ 10,231


Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 U.S. governement agency (15.7%)
 Federal Home Loan Bank Disc Nt
    05-01-97     5.43%      $800,000      $800,000

 Federal Home Loan Mtge Corp Disc Nts
    05-01-97     5.36%   $   700,000  $    700,000
    05-06-97     5.46      1,500,000     1,498,867
    05-13-97     5.42        600,000       598,920


 Total short-term securities
 (Cost: $3,597,787)                     $ 3,597,787


 Total investment in securities
 (Cost: $22,922,037)(e)                $22,947,890


See accompanying notes to investments in securities.


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(b) Non-income producing.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 1997.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1993, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At April 30, 1997, the cost of securities for federal income tax purposes was approximately $22,920,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:



Unrealized appreciation............................................$ 627,000
Unrealized depreciation.............................................(599,000)

Net unrealized appreciation.......................................$   28,000

 Board members and officers


                                  Board members and officers of the Fund

      President and interested board member

      William R. Pearce
      Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

      Independent board members

      H. Brewster Atwater Jr.
      Former chairman and chief executive officer, General Mills, Inc.

      Lynne V. Cheney
      Distinguished fellow, American Enterprise Institute for Public Policy Research.

      Robert F. Froehlke
      Former president of all funds in the IDS MUTUAL FUND GROUP.

      Heinz F. Hutter
      Former president and chief operating officer, Cargill, Inc.

      Anne P. Jones
      Attorney and telecommunications consultant.

      Melvin R. Laird
      Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

      Alan K. Simpson
      Former United States senator for Wyoming.

      Edson W. Spencer
      Former chairman and chief executive officer, Honeywell, Inc.

      Wheelock Whitney
      Chairman, Whitney Management Company.

      C. Angus Wurtele
      Chairman of the board, The Valspar Corporation.

      Interested board members who are officers and/or employees of AEFC

      William H. Dudley
      Senior advisor to the Chief Executive Officer.

      David R. Hubers
      President and chief executive officer, AEFC.

      John R. Thomas
      Senior vice president, AEFC.

      Officers who also are officers and/or employees of AEFC

      Peter J. Anderson
      Senior vice president, AEFC. Vice president - Investments for the Fund. Melinda S. Urion Senior vice president and chief financial officer, AEFC. Treasurer for the Fund.

      Other officer

      Leslie L. Ogg
      President,   treasurer   and   corporate   secretary  of  Board   Services
      Corporation. Vice president, general counsel and secretary for the Fund.

Refer to the SAI for the board members' and officers' biographies.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world globe

IDS Global Growth Fund
Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks-and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests  in  small-  and  medium-size,   growth-oriented  companies  emphasizing
technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth and income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) spinning toy

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised  primarily of high-quality  corporate bonds and
other  highly  rated  debt  instruments   including  government  securities  and
short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference

American Express Financial Advisors Telephone Transaction Service

Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:
800-437-3133

Mpls./St. Paul area:
671-3800

TTY Service

For the hearing impaired

800-846-4852

American Express Financial Advisors Easy Access Line

Automated account information (TouchTone(R) phones only), including current fund prices and performance, account values and recent account transactions

800-862-7919

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 U.S. POSTAGE
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PERMIT NO. 85
 SPENCER, IA


IDS Global Balanced Fund
IDS Tower 10
Minneapolis, MN 55440-0010